LEASES	12 Months Ended
Dec. 31, 2022
LEASES
LEASES

5.      LEASES

Right of use (“ROU”) assets and liabilities for operating leases are recognized at commencement date based on the present value of lease payments over the lease term. Rent expense is recognized on a straight-line basis over the lease term.

Operating lease liabilities are included in accrued and other current liabilities and other liabilities (noncurrent) in the consolidated balance sheets as of December 31, 2022 and 2021. As of December 31, 2022 and 2021, the Company did not have any finance leases.

In November 2019, CASI Wuxi entered into a fifty-year lease agreement for the right to use state-owned land in China for the construction of a manufacturing facility. The Company classified this lease as an operating lease. The Company prepaid all of the lease payments for the land use right in 2019 in the amount of RMB45 million (equivalent to $6.5 million). In December 2022, based on a mutual agreement between CASI Wuxi and local government, the Company returned the land use right to the Wuxi local government for an amount of RMB 44.42 million and extinguished the lease.

Rent expense for the years ended December 31, 2022, 2021 and 2020 was $1.3 million, $1.5 million and $1.6 million, respectively. There were no variable lease costs or sublease income for leased assets for the years ended December 31, 2021 and 2020.

Right of use assets and liabilities as of December 31, 2022 and 2021 were classified on the consolidated balance sheets as follows:

	December 31,	December 31,
(In thousands)	2022	2021
Right of use assets	$1,398	$9,107

Accrued and other current liabilities	$868	$1,061
Other liabilities	476	1,105
Total lease liabilities	$1,344	$2,166

Supplemental cash flow information related to leases was as follows:

	Year Ended December 31,
(In thousands)	2022	2021	2020
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows	$1,157	$1,354	$1,375

Right of use assets obtained in exchange for lease obligations:	$421	$1,525	$1,196

All of the Company’s existing leases as of December 31, 2022 and 2021 are classified as operating leases. As of December 31, 2022 and 2021, the Company had six and eight, respectively, operating leases for land and facilities with a weighted average remaining lease term of 1.55 years and 36.47 years, respectively. The Company has fair value renewal options for many of the Company’s existing leases, none of which are considered reasonably certain of being exercised or included in the minimum lease term. Weighted average discount rates used in the calculation of the lease liability for 2022 and 2021 is 3.55% and 3.56%, respectively. The discount rates reflect the estimated incremental borrowing rate, which includes an assessment of the credit rating to determine the rate that the Company would have to pay to borrow, on a collateralized basis for a similar term, an amount equal to the lease payments in a similar economic environment.

A maturity analysis representing the future undiscounted cash flow of the Company’s operating leases liabilities as of December 31, 2022 is as follows:

(In thousands)
2023	$899
2024	470
2025	10
Thereafter	2
Total	1,381
Discount factor	(37)
Lease liability	1,344
Amounts due within 12 months	868
Non-current lease liability	$476